Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  February 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-7

     Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

(a)  The amounts below are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

      Class 7-A1....$     51.89491332      Class 7-A11....$      0.00000000
      Class 7-A2....$     51.89491382      Class 7-A12....$      0.00000000
      Class 7-A3....$     51.89494794      Class 7-PO.....$     24.57464351
      Class 7-A4....$     35.11858190      Class 7-M......$      0.68803142
      Class 7-A5....$     32.68305661      Class 7-B1.....$      0.68803237
      Class 7-A6....$      0.00000000      Class 7-B2.....$      0.68802965
      Class 7-A7....$     10.55475120      Class 7-B3.....$      0.68802952
      Class 7-A8....$      0.00000000      Class 7-B4.....$      0.68803070
      Class 7-A9....$      0.00000000      Class 7-B5.....$      0.68803647
      Class 7-A10...$      0.00000000      Class 7-R......$      0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

      Class 7-A1....$     50.93803796      Class 7-A8.....$      0.00000000
      Class 7-A2....$     50.93803845      Class 7-A9.....$      0.00000000
      Class 7-A3....$     50.93807194      Class 7-10.....$      0.00000000
      Class 7-A4....$     34.47104048      Class 7-11.....$      0.00000000
      Class 7-A5....$     32.08042314      Class 7-12.....$      0.00000000
      Class 7-A6....$      0.00000000      Class 7-PO.....$     24.12151873
      Class 7-A7....$     10.36013518      Class 7-M......$      0.00000000

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      Class 7-B1....$      0.00000000      Class 7-B4.....$      0.00000000
      Class 7-B2....$      0.00000000      Class 7-B5.....$      0.00000000
      Class 7-B3....$      0.00000000      Class 7-R......$      0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

      Class 7-A1....$      6.50142915       Class 7-M.....$      6.22471520
      Class 7-A2....$      5.20114377       Class 7-B1....$      6.22471139
      Class 7-A3....$      5.16502782       Class 7-B2....$      6.22471638
      Class 7-A4....$      5.40252500       Class 7-B3....$      6.22471139
      Class 7-A5....$      6.10765070       Class 7-B4....$      6.22469160
      Class 7-A6....$      5.93749977       Class 7-B5....$      6.22471352
      Class 7-A7....$      5.86271292       Class 7-R.....$      0.00000000
      Class 7-A8....$      6.25000000       Class 7-S.....$      0.32967878
      Class 7-A9....$      0.00000000
      Class 7-A10...$      6.66666700
      Class 7-A11...$      6.25000000
      Class 7-A12...$      6.04166650

     iv)  Accrual Amount:

          Class 7-A9...........  $     44,118.86

     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:........$     0.19847987

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:..........$ 309,311,274.42

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:....................           1,106

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                     Class Certificate           Single
                                     Principal Balance    Certificate Balance
                                     -----------------    -------------------

          Class 7-A1........         $   25,706,239.92      $       814.96
          Class 7-A2........         $    4,624,259.20      $       814.96
          Class 7-A3........         $  122,219,080.92      $       814.96
          Class 7-A4........         $   14,669,710.20      $       874.78
          Class 7-A5........         $   31,233,784.03      $       883.46

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          Class 7-A6........         $   12,029,747.00      $     1,000.00
          Class 7-A7........         $    3,876,863.40      $       927.48
          Class 7-A8........         $    2,760,000.00      $     1,000.00
          Class 7-A9........         $    7,103,136.60      $     1,044.58
          Class 7-A10.......         $   10,000,000.00      $     1,000.00
          Class 7-A11.......         $   40,000,000.00      $     1,000.00
          Class 7-A12.......         $   20,000,000.00      $     1,000.00
          Class 7-PO.......          $      273,426.17      $       969.66
          Class 7-M.........         $    5,228,832.79      $       995.27
          Class 7-B1........         $    3,485,888.52      $       995.27
          Class 7-B2........         $    2,614,415.91      $       995.27
          Class 7-B3........         $    1,742,944.27      $       995.27
          Class 7-B4........         $      522,882.38      $       995.27
          Class 7-B5........         $    1,220,063.11      $       995.27
          Class 7-S.........         $  296,670,905.85      $       880.54
          Class 7-R.........         $            0.00      $         0.00

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value........................................$            0.00
          unpaid principal balance..........................$            0.00
          number of related mortgage loans..................                0

     ix) The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                              Number   10    Principal Balance $   2,353,318.24
               (2)  60-89 days
                              Number    3    Principal Balance $     859,933.16
               (3)  90 days or more
                              Number    0    Principal Balance $           0.00

          (b)  in foreclosure
                              Number    1    Principal Balance $     224,462.87

     x) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): ........................$           0.00

     xi)  The Senior Percentage for such Distribution Date: ...       95.374400%

          The Junior Percentage for such Distribution Date: ...        4.625600%

     xii) The Senior Prepayment Percentage for such Distribution
          Date:................................................     100.000000%

          The Junior Prepayment Percentage for such Distribution
          Date: ...............................................       0.000000%